UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2013

PERRIGO COMPANY PLC

(Exact name of registrant as specified in its charter)

Ireland	333-190859	Not Applicable
(State of other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +353 1 6040031

33 Sir John Rogerson’s Quay, Dublin 2, Ireland

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2013, effective upon the consummation of the transactions contemplated by the Transaction Agreement, dated July 28, 2013 (the “Transaction Agreement”), between Perrigo Company, Elan Corporation, plc, Leopard Company, Habsont Limited and Perrigo Company plc (formerly known as Perrigo Company Limited and, prior thereto, Blisfont Limited) (the “Company”), the following directors were appointed to the board of directors (the “Board”) of the Company:

Laurie Brlas

Laurie Brlas, 56, has been a director of Perrigo since August 2003 and has served as Chair of the Audit Committee since October 2004. In September 2013, Ms. Brlas was appointed Executive Vice President and Chief Financial Officer of Newmont Mining Corporation, a leading producer of gold and copper, headquartered in Colorado. From October 2012 to July 2013, Ms. Brlas served as Executive Vice President and President of Global Operations of Cliffs Natural Resources, Inc. (formerly Cleveland-Cliffs, Inc.), the largest producer of iron ore pellets in North America from 2008 through September 2012 as Executive Vice President and Chief Financial Officer, as Senior Vice President, Chief Financial Officer from 2006 to 2008, and Senior Vice President, Chief Financial Officer and Treasurer from 2006 to 2007. Prior to that Ms. Brlas served as Senior Vice President and Chief Financial Officer of STERIS Corporation, a provider of healthcare products, from 2000 through 2006. From 1995 through 2000, Ms. Brlas held various positions with Office Max, Inc., most recently as Senior Vice President and Corporate Controller. Ms. Brlas also served as a director for Nova Chemicals from September 2008 to July 2009. Ms. Brlas also serves as a director of the First Tee of Cleveland and on the Events Committee.

Gary M. Cohen

Gary M. Cohen, 54, has been a director of Perrigo since January 2003 and served as Lead Independent Director from August 2008 to August 2009. Since 2006, he has served as Executive Vice President of Becton, Dickinson and Company (“BD”), a provider of medical supplies, devices, laboratory equipment and diagnostic systems. He also served as President of BD Medical, one of three business segments of BD, from 1999 until 2006. Mr. Cohen has been an executive officer of BD in various capacities since 1996. Mr. Cohen presently serves as chairperson of the Centers for Disease Control and Prevention (CDC) Foundation, director of the United States Fund for UNICEF, a director of the Accordia Global Health Foundation, director and acting CEO of GBCHealth; director of Together for Girls; and also serves as a Commissioner on the UN Commission for Life-Saving Commodities, chairperson of the CDC Corporate Roundtable and an Advisor to the Clinton Global Initiative and the Massachusetts General Hospital Center for Global Health.

Jacqualyn A. Fouse

Jacqualyn A. Fouse, 52, has been a director and member of the Audit Committee since November 2012. Ms. Fouse joined Celgene, a leading global biopharmaceutical company, in September 2012 as Senior Vice President and Chief Financial Officer and is currently Executive Vice President and Chief Financial Officer. From 2007 until September 2010, she served as Chief Financial Officer for Bunge Ltd., a leading global agribusiness and food company. From 2002 to 2007, Ms. Fouse served as Senior Vice President, Chief Financial Officer and Corporate Strategy, at Alcon Laboratories, a NYSE-listed eye care company. Prior to that, Ms. Fouse was Chief Financial Officer of Swissair Group in Switzerland, 2001 to 2002, and she was Group Treasurer of Nestle S.A. in Switzerland from 1999 to 2001. Ms. Fouse previously held various senior level financial positions in both the U.S. and Switzerland with both Alcon and Nestle from 1986 to 1999. She also held positions with LTV Aerospace and Defense and Celanese Chemical Company from 1983 to 1986. Ms. Fouse has served on the Board of Dick’s Sporting Goods, a leading U.S. retailer of sporting goods and athletic apparel since September 2010 and in May 2013 was appointed Chair of the Audit Committee. Ms. Fouse also serves on the Development Board and the College of Business Administration Advisory Board of the University of Texas at Arlington and on the Advisory Board of Texas Christian University.

David T. Gibbons

David T. Gibbons, 70, has been a director of Perrigo since June 2000. Between March 2008 and February 2009, he served as Interim Chief Executive Officer of Cott Corporation, a leading provider of non-alcoholic beverages and store brand soft drinks. He has served on Cott’s Board of Directors since 2007 and is currently Chairman of the Board. Mr. Gibbons served as Executive Chairman of Perrigo from 2006 to March 2007. Prior to that, Mr. Gibbons served as the President and Chief Executive Officer of Perrigo from 2000 to 2006 and as Chairman of the Board from 2003 to 2007. He served as President of Rubbermaid Europe from 1997 to 1999 and as President of Rubbermaid Home Products from 1995 to 1997. Prior to joining Rubbermaid, Mr. Gibbons served in a variety of general management, sales and marketing positions during his 27-year career with 3M Company. Mr. Gibbons was also a director of Robbins & Myers, Inc., a supplier of application-critical equipment and systems to the global pharmaceutical, energy and industrial markets, from 2002 to January 2010, and had served as a director of Banta Corp, a diversified printing company, from 2003 to 2006.

Ran Gottfried

Ran Gottfried, 69, has been a director of Perrigo since February 2006. From 2006 until December 2008, Mr. Gottfried served as Chairman and CEO of Powerpaper Ltd., a leading developer and manufacturer of micro electrical cosmetic and pharmaceutical patches. Since 1975 he has served as a CEO, consultant and director of private companies in Israel and Europe in the areas of retail and distribution, pharmaceuticals, and telecommunications. From 2001 to 2005, he served as Chairman of Magnolia Silver Jewelry, Ltd. Mr. Gottfried also served as an advisor to Careline-Neca, a consumer division of Perrigo’s Israeli subsidiary from 2004 to 2007. Mr. Gottfried was a director of Agis from 2003 until its acquisition by Perrigo in 2005. Mr. Gottfried was also a director of Bezeq, Israel’s leading telecommunications provider from 2005 until April 2010. Mr. Gottfried resides in Israel.

Ellen R. Hoffing

Ellen R. Hoffing, 56, has been a director of Perrigo since July 2008. Since September 2009, Ms. Hoffing has served as Chief Operating Officer and Co-President of Neos Therapeutics, a privately held specialty pharmaceutical company that focuses on extended release liquid and orally disintegrating tablet drug development. From 2006 until September 2009, she served as President and Chief Executive Officer of Applied NeuroSolutions, Inc., a development stage biopharmaceutical company focused on diagnostics and therapeutics for the treatment of Alzheimer’s disease. She has also served as Chairman of Applied NeuroSolutions’ Board of Directors from 2007 to January 2011 and served as a director since 2006. Ms. Hoffing’s extensive experience in the pharmaceutical industry includes senior positions at American Pharmaceutical Partners, in 2005, Baxter Healthcare, from 2002 to 2005, and G.D. Searle, from 1983 to 2000.

Michael J. Jandernoa

Michael J. Jandernoa, 63, has been a director of Perrigo since January 1981 and has served as the Chair of the Compensation Committee since October 2007. He served as Perrigo’s Chief Executive Officer from 1988 to 2000 and as Chairman of the Board from 1991 to 2003. Mr. Jandernoa also previously served in various other executive capacities with Perrigo since 1979. He is a general partner of 42North Partners (f/k/a Bridge Street Capital Fund 1, LLP); was a director of Fifth Third Bank – West Michigan, a Michigan banking corporation, from 2004 to December 2009; and a director of Steelcase, Inc., a manufacturer of casegood products and furniture systems for the office furniture industry from 2002 to March 2010. Mr. Jandernoa served on the Board of the Strategic Economic Investment and Commercial Board (SEIC) (formerly Michigan Technology Tri-Corridor) through early 2011. He currently serves as First Vice Chair of the Business Leaders of Michigan, Inc. Mr. Jandernoa also serves on several private company and non-profit boards.

Gary K. Kunkle, Jr.

Gary K. Kunkle, Jr., 66, has been a director of Perrigo since October 2002 and has served as Lead Independent Director from August 2007 to August 2008 and since August 2009. He also served as the Chair of the Compensation Committee from 2006 to 2007. Mr. Kunkle served as Chairman and Chief Executive Officer of DENTSPLY International Inc., a manufacturer and marketer of products for the professional dental market, from 2004 until his retirement in 2006. He previously served as President and Chief Operating Officer of DENTSPLY from 1997 to 2003. He also was a director of that company from 2002 to 2006. From 1994 to 1996, he served as President of Vistakon, a division of Johnson & Johnson.

Herman Morris, Jr.

Herman Morris, Jr., 62, has been a director of Perrigo since December 1999 and has served as Chair of the Nominating & Governance Committee since October 2007. Since October 2009 he has been City Attorney of the City of Memphis. From 2006 to October 2009, he was in the private practice of law in Memphis, Tennessee. In 2006, Mr. Morris served as Vice President and General Counsel of Pinnacle Airlines. Mr. Morris was a partner in the Baker, Donaldson, Bearman, Caldwell and Berkowitz law firm in Memphis, Tennessee from 2004 to 2006. He served as President and Chief Executive Officer of Memphis Light, Gas and Water Division from 1997 until 2004. Prior to that, Mr. Morris was General Counsel of Memphis Light, Gas and Water Division. Mr. Morris also serves on several private company and non-profit boards.

Joseph C. Papa

Joseph C. Papa, 58, joined Perrigo in October 2006 as President and Chief Executive Officer, was elected to the Board of Directors in November 2006 and was appointed Chairman of the Board in October 2007. He previously served as Chairman and Chief Executive Officer of the Pharmaceutical and Technologies Services segment of Cardinal Health, Inc. from 2004 to October 2006. Prior to that position he served as President and Chief Operating Officer of Watson Pharmaceuticals, Inc. from 2001 to 2004. Additionally, he has held management positions at DuPont Pharmaceuticals, Pharmacia Corporation, G.D. Searle & Company and Novartis AG. Mr. Papa has been a director of Smith & Nephew, a developer of advanced orthopedic medical devices since, August 2008.

Ben-Zion Zilberfarb

Ben-Zion Zilberfarb, 64, has been a director of Perrigo since February 2007. Since 1978 he has served as a consultant and director for private and public companies in the areas of banking, insurance and private capital. He also has served as a Professor of Economics at Bar-Ilan University and the Edmond de Rothschild Professor of Global Asset Management at Netanya Academic College since 1988 and 2004, respectively. From 1998 to 1999 he was Director General of Israel’s Ministry of Finance. He is a Board member and Chairman of the Audit Committee and member of the Finance Committee for Delek Group, a holding and management company investing in Israel and abroad; a Board member and Chairman of the Finance Committee for Brimag Digital Age, a distributor of electrical appliances, from 2004 to 2007 and since February 2012; both trade on the Tel-Aviv Stock Exchange. He was a Board member and Chairman of the Risk Management Committee for the Israel Discount Bank, from 2006 to 2012; a Board member and Audit Committee member of FundTech, Ltd. from 2002 to 2007; a Board member and Chairman of the Audit Committee of Partner Communication, a cellular phone company, from 2000 to 2006; and a Board member and Chairman of the Finance Committee for Engel Resources, a construction company from January 2011 to May 2013. Mr. Zilberfarb resides in Israel.

Joseph C. Papa, President and Chief Executive Officer of the Company, has been named Chairman of the Board. Gary K. Kunkle, Jr. has been named Lead Independent Director.

Mr. Papa will lead a 11-member Board comprised of all of the former members of the Perrigo Company board of directors.

The Board has established an Audit Committee, Reumuneration Committee and Nominating & Governance Committee. Ms. Brlas, Ms. Fouse, Mr. Jandernoa and Mr. Zilberfarb will serve on the Audit Committee, with Ms. Brlas appointed to serve as Chair of the Audit Committee. Ms. Hoffing, Ms. Brlas, Mr. Gottfried and Mr. Kunkle will serve on the Remuneration Committee, with Ms. Hoffing appointed to serve as Chair of the Remuneration Committee. Mr. Cohen, Mr. Gibbons, Mr. Kunkle and Mr. Morris will serve on the Nominating & Governance Committee, with Mr. Cohen appointed to serve as Chair of the Nominating & Governance Committee.

There are no arrangements or understandings between any director and any other person pursuant to which the director was selected as a director, other than the provisions of the Transaction Agreement, relating to the appointment of directors. Information concerning the compensation of New Perrigo’s directors can be found in New Perrigo’s joint proxy statement/prospectus filed on October 15, 2013, under the captions “Interests of Certain Persons in the Transaction–Perrigo” and “Compensation of New Perrigo’s Directors” and is incorporated herein by reference.

Further, on December 18, 2013, effective upon the consummation of the transactions contemplated by the Transaction Agreement, Judy Brown, Lorraine Egan, John Hendrickson and Todd Kingma resigned from the Board of the Company. None of these resignations were a result of any disagreement with the Company, its management or the Board.

In addition, on December 18, 2013, effective upon the consummation of the transactions contemplated by the Transaction Agreement, the following individuals were appointed as officers of the Company:

Joseph C. Papa

Joseph C. Papa was appointed President and Chief Executive Officer. Mr. Papa, 58, joined Perrigo in October 2006 as President and Chief Executive Officer, was elected to the Board of Directors in November 2006 and was appointed Chairman of the Board in October 2007. He previously served as Chairman and Chief Executive Officer of the Pharmaceutical and Technologies Services segment of Cardinal Health, Inc. from 2004 to October 2006. Prior to that position he served as President and Chief Operating Officer of Watson Pharmaceuticals, Inc. from 2001 to 2004. Additionally, he has held management positions at DuPont Pharmaceuticals, Pharmacia Corporation, G.D. Searle & Company and Novartis AG. Mr. Papa has been a director of Smith & Nephew, a developer of advanced orthopedic medical devices since, August 2008.

Judy L. Brown

Judy L. Brown was appointed Executive Vice President and Chief Financial Officer. Ms. Brown, 45, has been the Executive Vice President and Chief Financial Officer of Perrigo Company since July 2006. Ms. Brown joined Perrigo in 2004 as Vice President and Corporate Controller. Previously Ms. Brown held various senior positions in finance and operations at Whirlpool Corporation from 1998 to 2004. Ms. Brown is a director of Belden Corporation, a NYSE traded company, that produces and sells a comprehensive portfolio of connectivity and networking products into a variety of markets, including industrial, enterprise and broadcast providing end-to-end signal transmission solutions.

Thomas Farrington

Thomas Farrington was appointed Senior Vice President and Chief Information Officer. Mr. Farrington, 55, has been the Senior Vice President and Chief Information Officer of Perrigo Company since October 2006. He formerly served as Chief Information Officer for the F. Dohmen Co. in addition to serving as a division President for JASCORP LLC., from March 2003 to October 2006. Prior to that Mr. Farrington held various senior positions in information technology and finance at Dell, Inc. from 1999 to 2003.

John T. Hendrickson

John T. Hendrickson was appointed Executive Vice President, Global Operations and Supply Chain. Mr. Hendrickson, 51, was named Executive Vice President, Global Operations and Supply Chain of Perrigo Company in March 2007. He served as Executive Vice President and General Manager, Perrigo Consumer Healthcare from August 2003 to March 2007. He served as Executive Vice President of Operations from October 1999 to August 2003.

Scott Jamison

Scott Jamison was appointed Executive Vice President, General Manager of Nutritionals. Mr. Jamison, 58, was named Executive Vice President, General Manager of Nutritionals of Perrigo Company in January 2011. Before Perrigo Company acquired PBM in fiscal 2010, Mr. Jamison had served as PBM’s Executive Vice President and General Counsel since the formation of PBM in 1997 and was a key member of the executive team throughout the evolution and growth of PBM. In addition to his legal responsibilities, Mr. Jamison has held senior leadership responsibilities in operations and sales, as well as in new business and product development

Todd W. Kingma

Todd W. Kingma was appointed Executive Vice President, General Counsel and Company Secretary. Mr. Kingma, 53, has been the Executive Vice President, General Counsel and Secretary of Perrigo Company since April 2006. Mr. Kingma joined Perrigo Company in 2002 as Vice President and General Counsel. Previously, Mr. Kingma held various positions at Pharmacia Corporation from 1991 through August 2003. His last position with Pharmacia Corporation was Vice President and Associate General Counsel, Global Specialty Operations.

Sharon Kochan

Sharon Kochan was appointed Executive Vice President and General Manager, International. Mr. Kochan, 45, was named Executive Vice President and General Manager, International of Perrigo Company in August 2012. He served as Executive Vice President, General Manager of Rx Pharmaceuticals from March 2007 to August 2012 and as Senior Vice President of Business Development and Strategy from March 2005 to March 2007. Mr. Kochan was Vice President, Business Development of Agis Industries (1983) Ltd. from July 2001 until the acquisition of Agis by the Company in March 2005.

Jeff Needham

Jeff Needham was appointed Executive Vice President, General Manager of Consumer Healthcare. Mr. Needham, 57, was named Executive Vice President, General Manager of Consumer Healthcare of Perrigo Company in October 2009. He served as Senior Vice President of Commercial Business Development from March 2005 through October 2009. Previously, he served as Senior Vice President of International from November 2004 to March 2005. He served as Managing Director of Perrigo’s U.K. operations from May 2002 to November 2004 and as Vice President of Marketing from 1993 to 2002.

Jatin Shah

Jatin Shah was appointed Senior Vice President and Chief Scientific Officer. Dr. Shah, 60, was named Senior Vice President and Chief Scientific Officer of Perrigo Company in June 2005. He served as Vice President of Research and Development for Rx products from February 2004 to June 2005. Previously, Dr. Shah held various senior positions in Research and Development at Mayne Pharma (known previously as Faulding Pharmaceuticals) from June 1996 to January 2004.

Mike Stewart

Mike Stewart was appointed Senior Vice President, Global Human Resources. Mr. Stewart, 61, was named Senior Vice President, Global Human Resources of Perrigo Company in September 2004. He served as Vice President, Human Resources from July 1993 to September 2004. Mr. Stewart began his employment with Perrigo Company in August 1981.

Louis Yu

Louis Yu was appointed Senior Vice President, Global Quality and Compliance. Dr. Yu, 63, joined Perrigo Company in November 2006 as Senior Vice President, Global Quality and Compliance. Previously, Dr. Yu served from October 2005 to October 2006 as Vice President, Quality at CV Therapeutics Inc. Prior to that position, he served as Global Head of Quality & Compliance for Forest Laboratories, Inc. from April 1999 to October 2005. He served as the Vice President, Quality & Compliance for Solvay Pharmaceuticals between October 1996 and March 1999. Currently, he is associated with the University of Wisconsin, serving as Adjunct Professor, Extension Services in Pharmacy, School of Pharmacy.

Douglas Boothe

Douglas Boothe was appointed Executive Vice President and General Manager, Perrigo Pharmaceuticals. Mr. Boothe, 50, joined Perrigo Company in January 2013 as Executive Vice President and General Manager, Perrigo Pharmaceuticals. Previously, Mr. Boothe served as Chief Executive Officer of Actavis Inc. from August 2008 to December 2013 and as Executive Vice President and Chief Operating Officer from 2006 to 2008. Prior to that position, Mr. Boothe held various senior positions in strategic planning and business development for Alpharma Inc., Pharmacia Corporation and Xerox Corporation.

Information concerning the compensation of New Perrigo’s executive officers can be found in the New Perrigo’s joint proxy statement/prospectus filed on October 15, 2013, under the captions “Interests of Certain Persons in the Transaction–Perrigo” and “Compensation of New Perrigo’s Executive Officers” and is incorporated herein by reference.

Effective upon the consummation of the transactions contemplated by the Transaction Agreement, New Perrigo assumed the sponsorship of (i) the Perrigo Company 2003 Long-Term Incentive Plan (the “2003 Plan”), (ii) the Perrigo Company 2008 Long-Term Incentive Plan (the “2008 Plan”) and (iii) the Perrigo Company 2013 Long-Term Incentive Plan (the “2013 Plan”), as well as the outstanding awards granted thereunder and the remaining shares available thereunder, including any awards granted to New Perrigo’s named executive officers, in each case subject to applicable adjustments in the manner set forth in the Transaction Agreement to such awards and remaining shares available under each such plan. The 2013 Plan was previously adopted by Perrigo’s shareholders as an amendment and restatement of the 2008 Plan, which was in turn adopted as an amendment and restatement of the 2003 Plan. The 2013 Plan is listed as Exhibit 10.1 and incorporated by reference herein.

Item 8.01.	Other Events.

On December 18, 2013, the Company issued a press release announcing the appointment of the foregoing directors and officers of the Company.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) List of Exhibits

Exhibit Number	Description

10.1	Perrigo Company 2013 Long-Term Incentive Plan, incorporated by reference to Annex J of New Perrigo’s Registration Statement on Form S-4, as amended, filed on October 8, 2013.

99.1	Press release, dated December 18, 2013.

FORWARD-LOOKING STATEMENTS

This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to the Company, based on current beliefs of management as well as assumptions made by, and information currently available to, management. It is important to note that the Company’s goals and expectations are not predictions of actual performance. The Company’s performance, at times, will differ from its goals and expectations. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside of our control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, the inherent uncertainty associated with financial projections; successful integration of the acquisition of Elan Corporation, plc (“Elan”) and the ability to recognize the anticipated synergies and benefits of the acquisition of Elan; the difficulty of predicting the timing and outcome of pending or future litigation and government investigations and risks that an adverse outcome in such litigation or investigations could render the Company liable for substantial damages or penalties; risks that resolution of patent infringement litigation through settlement could result in investigations or actions by private parties or government authorities or agencies; the impact of competitive products and pricing; risks related to fluctuations in foreign currency exchange rates; periodic dependence on a small number of products for a material source of net revenue or income; variability of trade buying patterns; changes in generally accepted accounting principles; risks that the carrying values of assets may be negatively impacted by future events and circumstances; the timing and success of product launches; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance on reasonable terms; market acceptance of and continued demand for the Company’s products; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; successful compliance with governmental regulations applicable to the Company’s facilities, products and/or businesses; changes in the laws and regulations, including Medicare, Medicaid, and similar laws in foreign countries affecting, among other things, pricing and reimbursement of pharmaceutical products and the settlement of patent litigation. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and such other risks and uncertainties detailed in the Company’s public filings with the Securities and Exchange Commission, including but not limited to the Company’s Registration Statement on Form S-4, as amended, and Quarterly Report on Form 10-Q for the period ended September 28, 2013, Perrigo Company’s periodic public filings with the Securities and Exchange Commission, including but not limited to Perrigo Company’s Annual Report on Form 10-K for the year ended June 29, 2013, as amended, and Quarterly Report on Form 10-Q for the period ended September 28, 2013, and Elan’s periodic public filings with the Securities and Exchange Commission, including but not limited to Elan Corporation, plc’s Annual Report on Form 20-F for the year ended December 31, 2012. Except as expressly required by law, the Company disclaims any intent or obligation to update these forward-looking statements.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY PLC
(Registrant)

	By:	/s/ Todd W. Kingma
Dated: December 19, 2013		Todd W. Kingma
Executive Vice President, General Counsel and Company Secretary

Index of Exhibits

Exhibit Number	Description

10.1	Perrigo Company 2013 Long-Term Incentive Plan, incorporated by reference to Annex J of New Perrigo’s Registration Statement on Form S-4, as amended, filed on October 8, 2013.

99.1	Press release, dated December 18, 2013.